SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of
        the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a Party Other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Material
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                         HEMACARE CORPORATION
 --------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

 ---------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14a.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1)   Title of each class of securities to which transaction
          applies:
          -----------------------------------------------------------
     2)   Aggregate number of securities to which transactions applies:
          -----------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:
          ------------------------------------------------------------
     5)   Total fee paid:
          ------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid: $125.00

     2)   Form, Schedule or Registration Statement No.: Schedule 14A
          Proxy Statement

     3)   Filing Party: Registrant

     4)   Date Filed: April 19, 1996

                             [LOGO]



                      HEMACARE CORPORATION
              ____________________________________

       NOTICE OF ADJOURNED ANNUAL MEETING OF SHAREHOLDERS
                 To Be Reconvened July 19, 1996
                           9:30 a.m.
                      _________________

The 1996 Annual Meeting of Shareholders of HemaCare Corporation (the "Company"), which was adjourned on June 5, 1996, following the establishment of a quorum, will be reconvened at the Sportsmen's Lodge Hotel, 12825 Ventura Boulevard, Studio City, California 91604, on Friday, July 19, 1996 at 9:30 a.m. (Pacific Daylight Time), for the following purposes:

     1.   To elect four directors for the ensuing year;

     2. To consider and vote upon a proposal to approve the Company's 1996 Stock Incentive Plan, as revised following the recent adoption of amendments to Rule 16b-3 by the Securities and Exchange Commission;

     3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Only holders of Common Stock of the Company of record at the close of business on April 17, 1995 will be entitled to notice of and to vote at the adjourned Meeting.

In order that your shares may be represented at the adjourned Meeting and to assure a quorum, please complete, date and sign the enclosed Proxy and return it promptly in the self-addressed, stamped envelope enclosed for that purpose, whether or not you expect to attend the adjourned Meeting in person. DUE TO CHANGES IN THE SLATE OF NOMINEES FOR DIRECTOR AND REVISIONS MADE TO THE COMPANY'S 1996 STOCK INCENTIVE PLAN, PROXIES RETURNED IN RESPONSE TO THE ORIGINAL PROXY STATEMENT OF THE BOARD OF DIRECTORS WILL BE DISREGARDED AT THE ADJOURNED ANNUAL MEETING. IN ORDER FOR YOUR SHARES TO BE REPRESENTED AND VOTED AT THE ADJOURNED MEETING, IT WILL BE NECESSARY FOR YOU TO ATTEND THE MEETING IN PERSON OR TO RETURN THE ENCLOSED PROXY.



                                   /s/ JoAnn R. Stover
                                   ------------------------
                                   JoAnn R. Stover
                                   Secretary


Sherman Oaks, California
June 14, 1996


  WHETHER OR NOT YOU PLAN TO ATTEND THE ADJOURNED MEETING, PLEASE MARK, DATE,
          SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                      HEMACARE CORPORATION
                    4954 Van Nuys Boulevard
                Sherman Oaks, California  91403
                         June 14, 1996
                   __________________________


          SUPPLEMENT TO PROXY STATEMENT DATED APRIL 22, 1996

This Supplement to Proxy Statement supplements and amends the Proxy Statement (the "Proxy Statement") dated as of April 22, 1996, of the Board of Directors of HemaCare Corporation (the "Company"), and should be read in conjunction with the Proxy Statement and the Annual Report of the Company that accompanied the Proxy Statement.

The 1996 Annual Meeting of Shareholders of the Company was convened on June 5, 1996, as previously called, and was immediately adjourned following the establishment of a quorum. The Board of Directors has set July 19, 1996 as the date for reconvening the Annual Meeting, at the time and place indicated in the Notice accompanying this Supplement to Proxy Statement. This Supplement to Proxy Statement sets forth certain changes in the slate of nominees to serve as directors of the Company for the ensuing year and certain changes in the Company's 1996 Stock Incentive Plan following the recent adoption by the Securities and Exchange Commission of amendments to Rule 16b-3 under the Securities Exchange Act of 1934, as amended. DUE TO THESE CHANGES, PROXIES RETURNED IN RESPONSE TO THE ORIGINAL PROXY STATEMENT WILL BE DISREGARDED AT THE ADJOURNED ANNUAL MEETING. IN ORDER FOR SHARES TO BE REPRESENTED AND VOTED AT THE ADJOURNED MEETING, IT WILL BE NECESSARY FOR A SHAREHOLDER TO ATTEND THE MEETING IN PERSON OR TO RETURN THE PROXY ACCOMPANYING THIS SUPPLEMENT TO PROXY STATEMENT.

The accompanying Proxy is solicited by and on behalf of the Board of Directors of the Company, for use only at the adjourned Annual Meeting of Shareholders to be reconvened on July 19, 1996 and at any and all adjournments or postponements thereof (the "Meeting"). Unless the accompanying Proxy has been previously revoked, the shares represented by the Proxy will, unless otherwise directed, be voted at the Meeting for the nominees for election as directors named below, the adoption of the Company's 1996 Stock Incentive Plan, as revised, and, with discretion, on all such other matters as may properly come before the Meeting.
A shareholder of record may revoke the Proxy at will at any time prior to the voting of shares by voting in person at the Meeting or by filing with the Secretary of the Company a duly executed Proxy bearing a later date or an instrument revoking the Proxy. Shareholders whose shares are held in street name should consult with their brokers or other nominees concerning procedures of revocation.

It is anticipated that this Supplemental Proxy Statement and accompanying Proxy will first be mailed to shareholders on or about June 18, 1996.

THE SECTIONS BELOW IN THIS SUPPLEMENT TO PROXY STATEMENT UNDER THE CAPTIONS "VOTING RIGHTS," "ELECTION OF DIRECTORS" AND "APPROVAL OF 1996 STOCK INCENTIVE PLAN" AMEND AND REPLACE IN THEIR ENTIRETY THE SECTIONS UNDER THE SAME CAPTIONS IN THE PROXY STATEMENT.

                          VOTING RIGHTS

Holders of the Company's common stock, without par value (the "Common Stock"), of record as of the close of business on April 17, 1996, will be entitled to vote on all matters presented to the Meeting. On April 17, 1996, there were outstanding 5,941,765 shares of Common Stock, which constituted all of the outstanding voting securities of the Company. Each holder of Common Stock is entitled to one vote for each share held, except that in the election of directors, each shareholder has cumulative voting rights and is entitled to as many votes as equal the number of shares held multiplied by the number of directors to be elected (four). All such votes may be cast for a single candidate or distributed among any or all the candidates as the shareholder sees fit. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Meeting prior to the voting of their intention to cumulate their votes. The Company is soliciting authority to cumulate votes in the election of directors, and the enclosed Proxy grants discretionary authority for such purpose. The election of directors requires the affirmative vote for each candidate of a plurality of the votes cast. The approval of the adoption of the Company's 1996 Stock Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock represented and voting at the Meeting on the Plan. Typically, any other matters that may be presented at the Meeting will require the affirmative vote of a majority of the shares represented and voting at the Meeting.

Abstentions, and any shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote ("broker non-votes"), on a particular matter generally will be treated as shares that are present and are entitled to vote for purposes of determining the presence of a quorum (so long as any broker non-vote shares are voted on at least one matter at the Meeting) but as unvoted for purposes of determining whether approval of the shareholders has been obtained with respect to any such matter. Under California law and the Company's Bylaws, a quorum consists of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting, and a matter(other than the election of directors) voted on by shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of a greater number of shares is required. Accordingly, abstentions and broker non-votes will have no effect on such a vote; provided, however, that in the event the number of shares voted affirmatively does not represent a majority of the required quorum, abstentions and broker non-votes will have the effect of a "no" vote. Under California law and the Company's Bylaws, abstentions from voting, broker non-votes and votes otherwise withheld in the election of directors, which is by plurality, have no effect.


                      ELECTION OF DIRECTORS

Information Concerning the Nominees
- -----------------------------------

The Company's Bylaws provide for seven directors. Currently, there are five directors following the resignation on May 31, 1996 of Willis L. Warner. Four of the current directors have been previously elected by the shareholders and one was newly appointed by the Board to fill a vacancy in 1995. Three vacancies remain on the Board of Directors if the proposed nominees are elected. The Company has not identified persons to fill the vacancies on the Board of Directors, and Proxies may be voted for not more than four nominees for director.

California law and the Company's Bylaws provide that a quorum of the Board of Directors consists of a majority of the authorized number of directors. If the Board is comprised of only four members, as contemplated, all directors will need to be present at any meeting of the Board to satisfy the quorum requirements. The Board of Directors is conducting a search with a view to filling one or more of the vacancies on the board following the Meeting.

In addition to the nominees named below, the original Proxy Statement identified as nominees Dr. Warner and Dr. Joshua Levy. Following the mailing of the Proxy Statement, a majority of the Board of Directors suggested that each of Drs. Warner and Levy should withdraw his name as a nominee for director, which each agreed to do. At that time, Dr. Warner also resigned as a director. Dr. Levy will remain as an officer of the Company and is assuming additional duties as chairman of the Company's newly formed Medical Advisory Board. In this capacity, Dr. Levy will serve as an ex officio director of the Company but will not have any of the voting or approval rights that may be exercised by a director.

Each director will hold office until the next Annual Meeting of Shareholders and until the election of his successor. All Proxies received by the Board of Directors will be voted for the election, as directors, of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the Proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

The information set forth below is submitted with respect to the nominees for whom it is intended that Proxies will be voted.

Thomas M. Asher, Ph.D. (69), has served as Chairman of the Board of Directors since August 1986 and has been member of the Board of Directors since co-founding the Company in 1978. Mr. Asher served as President of the Company from 1978 to August 1986 and as Secretary from 1978 to May 1995. Since receiving his Ph.D. degree in Microbiology from the University of London in 1950, he has spent approximately 46 years in the biomedical field, including academic research, service as a U.S. Public Health Service Officer, business and technical experience within the biomedical industry and operating experience as co-founder and president of Immuno-Science Corporation, a then publicly held company which was sold to Johnson & Johnson in 1977.

Hal I. Lieberman (46), has been President, Chief Executive Officer and member of the Board of Directors since September 1988. He received his Masters degree in Health Care Administration from The George Washington University in 1974. Mr. Lieberman has more than 25 years of experience in the health care industry, including administrative positions in hospitals. From 1981 to September 1988, he was Vice President of MEDIQ Mobile Services, Inc., a national shared medical service company. Mr. Lieberman has been a member of the American College of Healthcare Executives since 1980.

Glenn W. Bartlett, Ph.D. (63), has been a member of the Board of Directors since February 1991. Since April 1995, Dr. Bartlett has been employed as an independent consultant, specializing in business development in the field of healthcare. From 1983 to his retirement in 1995, Dr. Bartlett served as Manager of Business Development for Beckman Instruments, an international manufacturer of laboratory equipment and diagnostic reagents. From 1979 to 1983, Dr. Bartlett was Vice President, Research of SmithKline Diagnostics Division of SmithKline Corporation, and from 1966 to 1979, he was employed at American Hospital Supply Company, a major hospital supply company, where he served as Director of Scientific Planning and later as Vice President, Research and Technology, Science Business. Dr. Bartlett received his Ph.D. in Physical Chemistry at Oxford University. While at Oxford, he held an ICE Research Fellowship. He then taught microbiology for eight years at Memorial
University of Newfoundland and at McGill University Faculty of Medicine, Montreal. Dr. Bartlett is a member of the Company's Audit Committee and is Chairman of the Compensation Committee.

Jon B. Victor (43), has been a member of the Board of Directors since June 1995. In March 1996, Mr. Victor co-founded Greenwich Ventures, LLC, an institutional investment manager, and serves as president. In 1983, Mr.
Victor founded Security Capital Management, Inc., an institutional investment manager, and served as president until March 1996, at which time the company was sold. In 1992, Mr. Victor co-founded and is a principal shareholder of Gordon Management, Inc., the general partner of Edgewater Private Equity Fund, L.P., a significant shareholder of the Company. Mr. Victor has more than 17 years of investment management experience. Mr. Victor is a graduate of Washington University, St. Louis, Missouri and earned a law degree and completed MBA course work at The George Washington University in Washington, D.C. Mr. Victor serves on the Board of Directors of several private investment firms and on the Board of Advanced Photonics, Inc., a publicly held company engaged in the manufacture of light detection devices. Mr. Victor is Chairman of the Company's Audit Committee and a member of the Compensation Committee.

The Board of Directors recommends a vote FOR each director nominated.

Directors and Executive Officers
- --------------------------------

The Board of Directors consists of the nominees described above. Such nominees also include all of the executive officers of the Company other than the Company's Chief Financial Officer, Sharon C. Kaiser and the Company's Medical Director and co-founder, Dr. Joshua Levy.

Sharon C. Kaiser (51),  was appointed Vice President of Finance and Chief
Financial Officer in May 1995.   From 1991 until joining the Company, Ms. Kaiser
acted as an independent financial consultant to various businesses. Prior to that time, Ms. Kaiser held senior financial positions at Weyerhaeuser Mortgage Company and the Koll Company. Ms. Kaiser was with Arthur Andersen & Co. from 1979 to 1987, serving as a senior manager of that firm for the last four years. Ms. Kaiser is a graduate of the University of Southern California and has been a Certified Public Accountant since 1981.

Joshua Levy, M.D. (56), has been Senior Vice President since October 1988, Medical Director and a member of the Board of Directors since co-founding the Company in 1978. He recently was appointed by the Board to be chairman of the Company's newly formed Medical Advisory Board (MAB), in which capacity he will serve as an ex officio director of the Company but will not have any of the voting or approval rights that may be exercised by a director. The MAB has been assigned the task of monitoring the national medical community for advances and trends in health care for the purpose of evaluating new and existing technologies for possible introduction by the Company in blood-related applications. Dr. Levy received his M.D. degree from Albert Einstein College of Medicine in 1964. He is certified by the American Board of Internal Medicine and was Adjunct Associate Professor of Medicine at UCLA from 1967 to 1982. He has published numerous scientific articles in the fields of rheumatology and immunology and is a national authority and frequent lecturer on therapeutic hemapheresis. Dr. Levy maintains a private medical practice and works approximately 100 hours per month for the Company.

All officers serve at the pleasure of the Board of Directors.


             APPROVAL OF 1996 STOCK INCENTIVE PLAN


The Board of Directors has unanimously approved, subject to shareholder approval at the Meeting, the HemaCare 1996 Stock Incentive Plan (the "Plan"). The purposes of the Plan are to (i) enable the Company and Related Companies (as defined below) to attract, motivate and retain top-quality directors, officers, employees, consultants, advisers and independent contractors, (ii) provide substantial incentives for such persons to act in the best interests of the shareholders of the Company and (iii) reward extraordinary effort by such persons on behalf of the Company or a Related Company. The Plan provides for awards in the form of stock options, which may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options, or restricted stock.

The Company's 1986 Stock Option Plan (the "1986 Plan") expires on July 9, 1996. As of April 17, 1996, there were options outstanding under the 1986 Plan exercisable for 362,800 shares of Common Stock with exercise prices ranging from $1.125 to $6.125 and with expiration dates ranging from August 28, 1996 to November 16, 2000. As of April 17, 1996, 289,751 shares of Common Stock had been issued upon the exercise of stock options granted under the 1986 Plan.
The Board of Directors believes that the 1986 Plan has aided the Company in attracting, motivating and retaining quality employees and management personnel. With the expiration of the 1986 Plan, the Board of Directors believes it is important to establish a new stock incentive plan.

The Board of Directors recommends a vote FOR the approval of the Plan.

Principal Provisions of the Plan
- --------------------------------

The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix A to this Proxy Statement.

     SHARES. The total number of shares of Common Stock available for distribution under the Plan is 750,000; provided, however, that no award may be made at any time if, after giving effect to such award, the total number of shares of Common Stock issuable upon exercise of all outstanding options and warrants of the Company (whether or not under the Plan) plus the total number of shares of Common Stock called for under any stock bonus or similar plan of the Company (including shares of Common Stock underlying awards under the Plan) would exceed 30% of the total number of shares of Common Stock outstanding at the time of such award. For purposes of the foregoing: (i) those shares issuable upon exercise of rights, options or warrants, or under a stock purchase plan, meeting certain requirements specified in the Rules of the California Commissioner of Corporations are not counted against the 30% limitation; (ii) any outstanding preferred or senior common shares of the Company convertible into Common Stock are to be deemed converted in determining the total number of outstanding shares of Common Stock at any time; and (iii) any shares of Stock subject to promotional waivers under the Rules of the California Commissioner of Corporations are not be deemed to be outstanding. As of April 17, 1996, the total number of shares of Common Stock with respect to which awards under the Plan could be made was 613,486.

     Shares awarded under the Plan may be authorized and unissued shares or treasury shares. If shares subject to an option under the Plan cease to be subject to such option, or shares under the Plan are forfeited, such shares will again be available for future distribution under the Plan, unless the forfeiting participant received any benefits of ownership such as dividends from the forfeited award.

     ADMINISTRATION.  The Plan will be administered by the Compensation

Committee of the Board of Directors of the Company (the "Board") or such other committee of directors as the Board shall designate, which committee shall consist solely of not less than two "non-employee directors" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule ("Rule 16b-3")) who shall serve at the pleasure of the Board, each of whom shall also be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and Section 1.162-27 of the Treasury Regulations or any successor provision(s) thereto ("Section 162(m)"); provided, however, that if there are not two persons on the Board who meet the foregoing qualifications, any such committee may be comprised of two or more directors of the Company, none of which is an officer (other than a non-employee Chairman of the Board of the Company) or employee of the Company or a Related Company. If no such committee has been appointed by the Board, the Plan will be administered by the Board. Such committee as shall be designated to administer the Plan or the Board is hereinafter referred to as the "Committee." Notwithstanding any provision of the Plan to the contrary, if such a committee has been designated to administer the Plan, all actions with respect to the administration of the Plan in respect of the members of such committee shall be taken by the Board.

     Initially, the Plan will be administered by the Compensation Committee, which is currently comprised of the Company's two independent directors, each of whom is believed to be a non-employee director as defined for purposes of Rule 16b-3 and an outside director as defined for purposes of Section 162(m).

     The Committee is authorized to, among other things, set the terms of awards to participants and waive compliance with the terms of such awards. The provisions attendant to the grant of an award under the Plan may vary from participant to participant. The Committee has the authority to interpret the Plan and adopt administrative regulations. The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities under the Plan, except with respect to awards granted to persons subject to
Section 16 of the Exchange Act. The Committee must specify the maximum number of shares that the officer or officers to whom such authority is delegated may award, and the Committee may in its discretion specify any other limitations or restrictions on the authority delegated to such officer or officers.

     PARTICIPATION. The Committee may make awards to directors, officers, employees, consultants, advisers and independent contractors of the Company or a Related Company. A "Related Company" is any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest. The participants in the Plan are selected from among those eligible in the sole discretion of the Committee.

     AWARDS TO PARTICIPANTS.

     1.  Stock Options.
         --------------

     Incentive stock options ("ISOs") and non-qualified stock options may be granted for such number of shares of Common Stock as the Committee determines, provided that no participant may be granted stock options in any calendar year on more than 250,000 shares of Common Stock. A stock option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee determines, provided that in the case of participants other than directors, officers, consultants or independent contractors stock options must become exercisable at the rate of at least 20% per year over five years from the date the stock option is granted. The exercise price of stock options is determined by the Committee, but may not be less than the per share fair market value of the Common Stock on the date of grant, or 110% of such fair market value if the recipient owns, or would be considered to own by reason of
     Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. (ISOs are subject to restrictions as to exercise period and exercise price as required by the Code.)

     Payment of the exercise price may be made in such manner as the Committee may provide, including cash, delivery of shares of Common Stock already owned or subject to award under the Plan. The Committee may provide that all or part of the shares received upon exercise of an option using restricted stock will be restricted stock.

     Upon an optionee's termination of employment or other qualifying relationship, the option will be exercisable to the extent determined by the Committee; provided, however, that unless employment or such other qualifying relationship is terminated for cause (as may be defined by the

     Committee in connection with the grant of any stock option), the Stock Option shall remain exercisable (to the extent that it was otherwise exercisable on the date of termination) for at least six months from the date of termination if termination was caused by death or disability or at least 90 days from the date of termination if termination was caused by other than death or disability. The Committee may provide that an option that is outstanding on the date of an optionee's death will remain outstanding for an additional period after the date of such death, notwithstanding that such option would expire earlier under its terms.

     A stock option agreement may permit an optionee to transfer the stock option to his or her children, grandchildren or spouse ("Immediate Family"), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships in which such Immediate Family members are the only partners if (i) the agreement setting forth the stock option expressly provides that the option may be transferred only with the express written consent of the Committee, and (ii) the optionee does not receive any consideration in any form whatsoever for such transfer. Any stock option so transferred will continue to be subject to the same terms and conditions as were applicable to the option immediately prior to its transfer. Except as described above, stock options are not transferable by the optionee otherwise than by will or by the laws of descent and distribution.

     2.  Restricted Stock.
         -----------------

     In making an award of restricted stock, the Committee will determine the periods, if any, during which the stock is subject to forfeiture, and the purchase price, if any, for the stock. The vesting of restricted stock may be unconditional or may be conditioned upon the completion of a specified period of service with the Company or a Related Company, the attainment of specific performance goals or such other criteria as the Committee may determine.

     During the restricted period, the award holder may not sell, transfer, pledge or assign the restricted stock, except as may be permitted by the Committee. The certificate evidencing the restricted stock will be registered in the award holder's name, although the Committee may direct that it remain in the possession of the Company until the restrictions have lapsed. Except as may otherwise be provided by the Committee, upon the termination of the award holder's service with the Company or a Related Company for any reason during the period before all restricted stock has vested, or in the event the conditions to vesting are not satisfied, all restricted stock that has not vested will be subject to forfeiture and the Committee may provide that any purchase price paid by the award holder, or an amount equal to the restricted stock's fair market value on the date of forfeiture, if lower, will be paid to the award holder. During the restricted period, the award holder will have the right to vote the restricted stock and to receive any cash dividends, if so provided by the Committee. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant, unless otherwise provided by the Committee.

     CHANGE IN CONTROL PROVISIONS. If there is a Change of Control of the Company (as defined below), all stock options which are not then exercisable will become fully exercisable and vested, and the restrictions applicable to restricted stock will lapse and such shares and awards will be deemed fully vested, unless otherwise determined by the Committee at the time of grant. A Change of Control occurs on the date that any person or group (other than the Company or certain of its affiliates) becomes a beneficial owner of 40% or more of the Company's voting securities, the date on which a majority of the Board of Directors consists of persons other than Incumbent Directors (as defined in the Plan) or the date of approval by the shareholders of certain agreements providing for the merger, consolidation or disposition of all or substantially all the assets of the Company.

     AMENDMENT AND TERMINATION. No awards may be granted under the Plan more than 10 years after the date of approval of the Plan by the shareholders of the Company. The Board may discontinue the Plan at any earlier time and may amend it from time to time, except that no amendment or discontinuation may adversely affect any outstanding award without the holder's written consent. Amendments may be made without shareholder approval except as required to satisfy any applicable mandatory legal or regulatory requirements, or as required for the Plan to satisfy the requirements of Section 162(m), Section 422 of the Code or any other non-mandatory legal or regulatory requirements if the Board of Directors deems it desirable for the Plan to satisfy any such requirements.

     ADJUSTMENT. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, will be made in the aggregate number of shares reserved for issuance under the Plan, the maximum number of shares with respect to which stock options may be granted to any participant during any calendar year, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards. No such adjustment may increase the aggregate value of any outstanding award.

     SUBSTITUTE OPTIONS IN BUSINESS COMBINATIONS. If the Company succeeds to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, stock options may be granted under the Plan to those employees of such corporation or its related companies who become employees of the Company or a Related Company in substitution for options to purchase stock of the acquired corporation held by them at the time of such succession. The Committee, in its sole discretion, will determine the extent to which and the terms on which any such substitute stock options will be granted. The exercise price of each substitute stock option will be an amount such that, in the sole judgment of the Committee (and if the stock options to be granted are intended to be ISOs, in compliance with the Code), the economic benefit provided by such substitute stock option is not greater than the economic benefit represented by the stock option of the acquired corporation as of the date of the acquisition. Any substitute stock option will expire upon the expiration date of such other stock option or, if earlier, 10 years after the date of grant of the substitute stock option, and will be exercisable during the period(s) in which the other stock option would have been exercisable.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of certain federal income tax aspects of awards made under the Plan based upon the laws in effect on April 1, 1996.

     1.  Incentive Stock Options.
         ------------------------

     Generally, no taxable income is recognized by the participant upon the grant of an ISO or upon the exercise of an ISO during the period of the participant's employment with the Company or one of its subsidiaries or within three months (12 months, in the event of permanent and total disability, or the term of the option, in the event of death) after termination. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. If the participant continues to hold the shares acquired upon the exercise of an ISO for at least two years from the date of grant and one year from the transfer of the shares to the participant, then generally: (a) upon the sale of the shares, any amount realized in excess of the option price will be taxed as long-term capital gain; and (b) no deduction will be allowed to the employer corporation for federal income tax purposes.

     If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the one-year and two-year holding periods described above (a "disqualifying disposition"), then generally: (a) the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on disposition of the shares) over the option exercise price; and (b) the employer corporation will be entitled to deduct any such recognized amount. Any further gain recognized by the participant on such disposition generally will be taxed as short-term or long-term capital gain, depending on whether the shares were held by the participant for more than one year, but such additional amounts will not be deductible by the employer corporation.

     According to proposed Treasury Regulations, in general, no gain or loss will be recognized by a participant who uses shares of Common Stock rather than cash to exercise an ISO. A number of new shares of Common Stock acquired equal to the number of shares surrendered will have a basis and capital gain holding period equal to those of the shares surrendered (although such shares will be subject to new holding periods for disqualifying disposition purposes beginning on the acquisition date). To the extent new shares of Common Stock acquired pursuant to the exercise of the ISO exceed the number of shares surrendered, such additional shares will have a zero basis and will have a holding period beginning on the date the ISO is exercised. The use of Common Stock acquired through exercise of an ISO to exercise an ISO will constitute a disqualifying disposition with respect to such Common Stock if the applicable holding period requirement has not been satisfied.

     2.  Non-Qualified Stock Options.
         ----------------------------

     Except as noted below with respect to officers and directors subject to
     Section 16 of the Exchange Act ("Insiders"), with respect to non-qualified stock options: (a) no income is recognized by the participant at the time the option is granted; (b) generally upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise and the employer corporation will be entitled to a tax deduction in the same amount, to the extent that such income is considered reasonable compensation; and (c) at disposition, any appreciation after the date of exercise generally is treated either as short-term or long-term capital gain, depending on whether the shares were held by the participant for more than one year, and such appreciation is not deductible by the employer corporation.

     No gain or loss will be recognized by a participant with respect to shares of Common Stock surrendered to exercise a non-qualified stock option. A number of new shares acquired equal to the number of shares surrendered will have a tax basis and capital gain holding period equal to those of the shares surrendered. The participant will recognize ordinary income in an amount equal to the fair market value of the additional shares acquired at the time of exercise (except as noted below with respect to Insiders). Such additional shares will be deemed to have been acquired on the date of such recognition of income and will have a tax basis equal to their fair market value on such date.

     3.  Restricted Stock.
         -----------------

     A participant receiving restricted stock generally will recognize income in the amount of the fair market value of the restricted stock at the time the stock is no longer either non-transferable or subject to a substantial risk of forfeiture, whichever comes first, less the consideration, if any, paid for the stock. However, a participant may elect, under Section 83(b) of the Code, to recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares on such date (determined without regard to the restrictions other than restrictions which by their terms will never lapse) over their purchase price. The holding period to determine whether the participant has long-term or short-term capital gain on a subsequent disposition of the shares generally begins when income was recognized, and the tax basis for such shares generally will be the amount of income that was recognized (i.e., the fair market value of such shares on such date).

     4.  Special Rules Applicable to Insiders.
         -------------------------------------

     If an Insider exercises a non-qualified stock option within six months of its grant, the income recognition date is generally the date six months after the date of grant, unless the Insider makes an election under
     Section 83(b) of the Code to recognize income as of the date of exercise. The Insider recognizes ordinary income equal to the excess of the fair market value of the shares on the income recognition date over the option exercise price, and the holding period for treating any subsequent gain as long-term capital gain begins on the income recognition date.

     5.  Dividends.
         ----------

     Dividends paid on restricted stock prior to the date on which the forfeiture restrictions lapse generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by the employer corporation. If, however, the participant makes a Section 83(b) election with respect to the restricted stock, the dividends will be taxable as ordinary dividend income to the participant and will not be deductible by the employer corporation.

     6.  Withholding Taxes.
         ------------------

     A participant in the Plan may be required to pay the employer corporation an amount necessary to satisfy the applicable federal and state law requirements with respect to the withholding of taxes on wages, or to make some other arrangements to comply with such requirements. The employer has the right to withhold from salary or otherwise to cause a participant (or the executor or administrator of the participant's estate or the participant's distributee or transferee) to make payment of any federal, state, local or other taxes required to be withheld with respect to any award under the Plan. The Plan authorizes the Committee to permit participants to use the shares issuable under the Plan to satisfy withholding obligations.

     7.  Company Deductions.
         -------------------

     As a general rule, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant in the Plan recognizes ordinary income from awards under the Plan, to the extent that such income is considered reasonable compensation and currently deductible (and not capitalized) under the Code. However, Section 162(m) of the Code limits to $1 million the annual tax deduction that the Company and its subsidiaries can take with respect to the compensation of each of certain executive officers unless the compensation qualifies as "performance based" or certain other exemptions apply.

BENEFITS UNDER THE PLAN

No awards have been granted under the Plan, and no awards will be granted unless the Plan is approved by the shareholders. As of April 17, 1996, there were approximately 53 employees and directors of the Company and Related Companies eligible to participate in the Plan. The benefits that will be received by or allocated to various participants in the Plan is not currently determinable. On April 17, 1996, the closing per share bid price of the Common Stock was $3.50.

SHAREHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED REVISED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.


                                        By the Board of Directors


                                        /s/ JoAnn R. Stover
                                        --------------------------
                                        JoAnn R. Stover
                                        Secretary

                                                               Appendix A
                      HEMACARE CORPORATION
                   1996 STOCK INCENTIVE PLAN

     SECTION 1.  Purposes.
                 ---------

     The purposes of the HemaCare Corporation 1996 Stock Incentive Plan (the "Plan") are to (i) enable HemaCare Corporation (the "Company") and Related Companies (as defined below) to attract, motivate and retain top-quality directors, officers, employees, consultants, advisers and independent contractors (including without limitation dealers, distributors and other business entities or persons providing services on behalf of the Company or a Related Company), (ii) provide substantial incentives for such directors, officers, employees, consultants, advisers and independent contractors of the Company or a Related Company ("Participants") to act in the best interests of the shareholders of the Company and (iii) reward extraordinary effort by Participants on behalf of the Company or a Related Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a twenty percent (20%) beneficial ownership interest.

     SECTION 2.  Types of Awards.  Awards under the Plan may be in the form of
                 ----------------
(i) Stock Options or (ii) Restricted Stock.

     SECTION 3.  Administration.
                 ---------------
     3.1 Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee of directors as the Board shall designate, which committee in either such case shall consist solely of not less than two "non-employee directors" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule ("Rule 16b-3")) who shall serve at the pleasure of the Board, each of whom shall also be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and Section 1.162-27 of the Treasury Regulations or any successor provision(s) thereto ("Section 162(m)"); provided, however, that if there are not two persons on the Board who meet the foregoing qualifications, any such committee may be comprised of two or more directors of the Company, none of which is an officer (other than a non-employee Chairman of the Board of the Company) or an employee of the Company or a Related Company. If no such committee has been appointed by the Board, the Plan shall be administered by the Board, and the Plan shall be administered by the Board to the extent provided in the last sentence of this Section. Such committee as shall be designated to administer the Plan, if any, or the Board is referred to herein as the "Committee." Nothwithstanding any other provision of the Plan to the contrary, if such a committee has been designated to administer the Plan, all actions with respect to the administration of the Plan in respect of the members of such committee shall be taken by the Board.

     3.2 The Committee shall have the following authority with respect to awards under the Plan to Participants: to grant awards to eligible Participants under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority:

               (a) to determine whether and to what extent any award or combination of awards will be granted hereunder;

               (b) to select the Participants to whom awards will be granted;

               (c) to determine the number of shares of the common stock of the Company (the "Stock") to be covered by each award granted hereunder, provided that no Participant will be granted Stock Options on or with respect to more than 250,000 shares of Stock in any calendar year;

               (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

               (e) to determine the treatment of awards upon a Participant's retirement, disability, death, termination for cause or other termination of employment or other qualifying relationship with the Company or a Related Company;

               (f) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the Participant currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the Participant, or that the Participant has no rights with respect to such dividends;

               (g) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of a Participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

               (h) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, subject to such terms and conditions as the Committee may specify;

               (i) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

               (j) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

     3.3 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and all Participants.

     3.4 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award, and the Committee may in its discretion specify any other limitations or restrictions on the authority delegated to such officer or officers.

     SECTION 4.  Stock Subject to Plan.
                 ----------------------

     4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 750,000 (subject to adjustment as provided in Section 4.3); provided, however, that no award of a Stock Option or Restricted Stock may be made at any time if, after giving effect to such award, the total number of shares of Stock issuable upon exercise of all outstanding options and warrants of the Company (whether or not under the Plan) plus the total number of shares of Stock called for under any stock bonus or similar plan of the Company (including shares of Stock underlying awards of Stock Options or Restricted Stock under the Plan) would exceed thirty percent (30%) of the total number of shares of Stock outstanding at the time of such award. For purposes of the foregoing: (i) those shares issuable upon exercise of rights, options or warrants, or under a stock purchase plan, meeting the requirements for exclusion set forth at any time and from time to time in Rule
260.140.45 of the California Commissioner ofCorporations shall not be counted against the thirty percent (30%) limitation; (ii) any outstanding preferred or senior common shares of the Company convertible into Stock shall be deemed converted in determining the total number of outstanding shares of Stock at any time; and (iii) any shares of Stock subject to promotional waivers under Rule 260.141 of the California Commissioner of Corporations shall not be
                                  A-2
deemed to be outstanding. Shares of Stock issuable in connection with any award under the Plan may consist of authorized but unissued shares or treasury shares.

     4.2 To the extent a Stock Option terminates without having been exercised, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan, subject to the limitations set forth in Section 4.1, unless the forfeiting Participant received any benefits of ownership such as dividends from the forfeited award.

     4.3 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In the event any change described in this
Section 4.3 occurs and an adjustment is made in the outstanding Stock Options, a similar adjustment shall be made in the maximum number of shares covered by Stock Options that may be granted to any employee pursuant to Section 3.2(c).

     SECTION 5.  Eligibility.
                 ------------

     Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

     SECTION 6.  Stock Options.
                 --------------

     6.1 The Stock Options awarded to officers and employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of
Section 422 of the Internal Revenue Code or any successor provision thereto ("Section 422"); and (ii) Non-Qualified Stock Options. If any Stock Option does not qualify as an Incentive Stock Option, or the Committee at the time of grant determines that any Stock Option shall be a Non-Qualified Stock Option, it shall constitute a Non-Qualified Stock Option. Stock Options awarded to any Participant who is not an officer or employee of the Company or a Related Company shall be Non-Qualified Stock Options.

     6.2 Subject to the following provisions, Stock Options awarded to Participants under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

               (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that the option price per share of Stock shall be not less than one hundred percent (100%) of the "Fair Market Value" (as defined below) of the Stock on the date of grant of the Stock Option; and provided, further, that if at the time of grant the Participant owns, or would be considered to own by reason of Section 424(d) of the Internal Revenue Code or any successor provision thereto, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the option price per share of Stock shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant of the Stock Option. For purposes of the Plan, "Fair Market Value" in relation to a share of the Stock means, if the Stock is publicly traded, the closing per share bona fide bid price of the Stock on such date. In any situation not covered above, the Fair Market Value shall be determined by the Committee in accordance with one of the valuation methods described in Section 20.2031-2 of the Federal Estate Tax Regulations or any successor provision thereto.

               (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but in no event longer than one hundred twenty (120) months after the date of grant of such Stock Option.

               (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that in the case of Stock Options awarded to Participants other than directors, officers, consultants or independent contractors, Stock Options under any award shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Stock Option is granted. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

               (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to awards hereunder, any other manner permitted by law as determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock shall be restricted in accordance with the original terms of the award in question.

               (e) No Shareholder Rights. An optionee shall have no rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

               (f) Surrender Rights. The Committee may provide that Stock Options may be surrendered for cash upon any terms and conditions set by the Committee.

               (g) Non-Transferability; Limited Transferability. A Stock Option Agreement may permit an optionee to transfer the Stock Option to his or her children, grandchildren or spouse ("Immediate Family"), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships in which such Immediate Family members are the only partners if (i) the agreement setting forth such Stock Option expressly provides that such Stock Option may be transferred only with the express written consent of the Committee, and (ii) the optionee does not receive any consideration in any form whatsoever for such transfer. Any Stock Option so transferred shall continue to be subject to the same terms and conditions as were applicable to such Stock Option immediately prior to the transfer thereof. Any Stock Option not (x) granted pursuant to any agreement expressly allowing the transfer of such Stock Option or (y) amended expressly to permit its transfer shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Stock Option shall be exercisable during the optionee's lifetime only by the optionee.

               (h) Termination of Relationship. If an optionee's employment or other qualifying relationship with the Company or a Related Company terminates by reason of death, disability, retirement, voluntary or involuntary termination or otherwise, the Stock Option shall be exercisable to the extent determined by the Committee; provided, however, that unless employment or such other qualifying relationship is terminated for cause (as may be defined by the Committee in connection with the grant of any Stock Option), the Stock Option shall remain exercisable (to the extent that it was otherwise exercisable on the date of termination) for (A) at least six (6) months from the date of termination if termination was caused by death or disability or (B) at least ninety (90) days from the date of termination if termination was caused by other than death or disability. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

               (i) Option Grants to Participants Subject to Section 16. If for any reason any Stock Option granted to a Participant subject to
          Section 16 of the Exchange Act is not approved in the manner provided for in clause (d)(1) or (d)(2) of Rule 16b-3, neither the Stock Option (except upon its exercise) nor the Stock underlying the Stock Option may be disposed of by the Participant until six months have elapsed following the date of grant of the Stock Option, unless the Committee otherwise specifically permits such disposition.

      6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of the award of the Stock Option (or less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of award of the Stock Option if the Participant owns, or would be considered to own by reason of Section 424(d) of the Internal Revenue Code or any successor provision thereto, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company at the time of the grant of the Stock Option), (ii) be exercisable more than ten (10) years after the date such Incentive Stock Option is awarded (five (5) years after the date of award if the Participant owns, or would be considered to own by reason of Section 424(d) of the Internal Revenue Code or any successor provision thereto, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company at the time of the grant of the Stock Option), (iii) be awarded more than ten (10) years after the effective date of the Plan (or the latest restatement of the Plan) or (iv) be transferable other than by will or by the laws of descent and distribution. In addition, the aggregate Fair Market Value (determined as of the time a Stock Option is granted)of Stock with respect to which Incentive Stock Options granted after December 31, 1986 are exercisable for the first time by a Participant in any calendar year (under the Plan and any other plans of the Company or any subsidiary or parent corporation) shall not exceed $100,000.

     SECTION 7.  Restricted Stock.
                 -----------------

     Subject to the following provisions, all awards of Restricted Stock to Participants shall be in such form and shall have such terms and conditions as the Committee may determine:

               (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

               (b) Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the Participant's name, but the Committee may direct that such certificates be held by the Company on behalf of the Participant. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the Participant until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the Participant (or his or her designated beneficiary in the event of death), free of all restrictions.

               (c) The Committee may provide that the Participant shall have the right to vote or receive dividends, or both, on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

               (d) Except as may be provided by the Committee, in the event of a Participant's termination of employment or other qualifying relationship with the Company or a Related Company before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that the lower of
          (i) any purchase price paid by the Participant and (ii) the Restricted Stock's aggregate Fair Market Value on the date of forfeiture shall be paid in cash to the Participant.

               (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the Participant's Restricted Stock.

               (f) If for any reason any Restricted Stock awarded to a Participant subject to Section 16 of the Exchange Act is not approved in the manner provided for in clause (d)(1) or (d)(2) of Rule 16b-3, the Restricted Stock may not be disposed of by the Participant until six months have elapsed following the date of award of the Restricted Stock, unless the Committee otherwise specifically permits such disposition.

     SECTION 8.  Substitute Options in Business Combinations.
                 --------------------------------------------

     If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Stock Options may be granted under the Plan to those employees of such corporation or its related companies who, in connection with such succession, become employees of the Company or a Related Company in substitution for options to purchase stock of such acquired corporation held by them at the time of such succession. The Committee, in its sole discretion, shall determine the extent to which such substitute Stock Options shall be granted (if at all), the persons to receive such substitute Stock Options (who need not be all optionees of such corporation), the number and type of Stock Options to be received by each such person, the exercise price of such Stock Options (which may be determined without regard to Section 6) and the terms and conditions of such substitute Stock Options; provided, however, that the exercise price of each substitute Stock Option shall be an amount such that, in the sole judgment of the Committee (and if the Stock Options to be granted are intended to be Incentive Stock Options, in compliance with Section 424(a) of the Code), the economic benefit provided by such Stock Option is not greater than the economic benefit represented by the stock option of the acquired corporation as of the date of the Company's acquisition of such corporation. Any substitute Stock Option granted under this Section 8 shall expire upon the expiration date of such other stock option or, if earlier, ten
(10) years after the date of grant of the substitute Stock Option, and, notwithstanding Section 6, shall be exercisable during the period(s) in which the other stock option would have been exercisable. Any provision of this
Section 8 to the contrary notwithstanding, no Stock Option shall be granted, nor any action taken, permitted or omitted, which would have the effect of causing the Plan or any awards hereunder to fail to qualify for exemption under Rule 16b-3, without the express approval of the Board.

     SECTION 9.  Election to Defer Awards.
                 -------------------------

     The Committee may permit a Participant to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

     SECTION 10.  Tax Withholding.
                  ----------------

     10.1 Each Participant shall, no later than the date as of which the value of an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee (which may include delivery of shares of Stock already owned by the optionee or subject to awards hereunder) regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     10.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, a Participant may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Stock.

     SECTION 11.    Amendments and Termination.
                    ---------------------------

     No awards may be granted under the Plan more than ten (10) years after the date of approval of the Plan by the shareholders of the Company. The Board may discontinue the Plan at any earlier time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without shareholder approval except (i) if and to the extent necessary to satisfy any applicable mandatory legal or regulatory requirements (including the requirements of any stock exchange or over-the-counter market on which the Stock is listed or qualified for trading and any requirements imposed under any state securities laws or regulations as a condition to the registration of securities distributable under the Plan or otherwise), or (ii) as required for the Plan to satisfy the requirements of Section 162(m), Section 422 or any other non-mandatory legal or regulatory requirements if the Board of Directors deems it desirable for the Plan to satisfy any such requirements.

     SECTION 12.  Change of Control.
                  ------------------

     12.1 In the event of a Change of Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant:

               (a) all outstanding Stock Options awarded under the Plan shall become fully exercisable and vested; and

               (b) the restrictions applicable to any outstanding Restricted Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested.

     12.2 A "Change of Control" shall be deemed to occur if:

               (a) individuals who, as of July 19, 1996, constitute the entire Board of Directors of the Company ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of an individual whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Exchange Act), also shall be an Incumbent Director;

               (b) the shareholders of the Company shall approve (i) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company) or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an "Acquisition Transaction") where (1) the shareholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of
          (A) the then outstanding common stock of the corporation surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the "Surviving Corporation"), (or of its ultimate parent corporation, if any) and (B) the Combined Voting Power (as defined below) of the then outstanding Voting Securities (as defined below) of the Surviving Corporation (or of its ultimate parent corporation, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors of the Surviving Corporation (or of its ultimate parent corporation, if any) or (ii) any plan or proposal for the liquidation or dissolution of the Company; or

               (c) any Person (as defined below) shall become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate forty percent (40%) or more of either
          (i) the then outstanding shares of Company Common Stock or (ii) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change of Control of the Company shall not be deemed to have occurred for purposes of this clause (c) solely as the result of:

                    (1) an acquisition of securities by the Company which, by reducing the number of shares of Company Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Company Common Stock beneficially owned by any Person to forty percent (40%) or more of the shares of Company Common Stock then outstanding or

               (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to forty percent (40%) or more of the Combined Voting Power of all then outstanding Voting Securities; or

                    (2) an acquisition of securities directly from the Company except that this paragraph (2) shall not apply to:

                         (A) any conversion of a security that was not acquired directly from the Company; or

                         (B)  any acquisition of securities if the
                    Incumbent Directors at the time of the initial approval of such acquisition would not immediately after (or otherwise as a result of) such acquisition constitute a majority of the Board of the Company;

               provided, however, that if any Person referred to in clauses (1) or (2) of this clause (c) shall thereafter become the beneficial owner of any additional shares of Company Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction or an acquisition exempt under such clause (2)), then a Change of Control shall be deemed to have occurred for purposes of this clause (c).

     For purposes of this Section 12.2:

               (i) "Person" shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in
          Section 13(d)(3) or 14(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that "Person" shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiary for or pursuant to the terms of any such plan.

               (ii) "Voting Securities" shall mean all securities of a corporation having the right under ordinary circumstances to vote in an election of the Board of Directors of such corporation.

               (iii) "Combined Voting Power" shall mean the aggregate votes entitled to be cast generally in the election of directors of a corporation by holders of then outstanding Voting Securities of such corporation.

     SECTION 13.  General Provisions.
                  -------------------

     13.1 If the granting of any award under the Plan or the issuance, purchase or delivery of Stock thereunder shall require, in the determination of the Committee from time to time and at any time, (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or over-the-counter market or under any federal or state law or (ii) the consent or approval of any government regulatory body, then any such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions, if any, as shall be acceptable to the Committee. In addition, in connection with the granting or exercising of any award under the Plan, the Committee may require the recipient to agree not to dispose of any Stock issuable in connection with such award, except upon the satisfaction of specified conditions, if the Committee determines such agreement is necessary or desirable in connection with any requirement or interpretation of any federal or state securities law, rule or regulation.

     13.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment, and no award under the Plan shall confer upon any director any right to continued service as a director.

     13.3 Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

     13.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     SECTION 14.  Effective Date of Plan.
                  -----------------------

     The Plan shall be effective upon the later of (i) the approval of the Plan by the shareholders of the Company by a majority of the votes cast at a duly held meeting of shareholders at which a quorum representing at least a majority of the outstanding shares is, either in person or by proxy, present and voting on the Plan, (ii) August 15, 1996, and (iii) the date upon which the Company becomes subject to the version of Rule 16b-3 adopted by the Securities and Exchange Commission in Release No. 34-37260 promulgated under the Exchange Act.

                                                              REVISED PROXY

                         HEMACARE CORPORATION
       This proxy is solicited on behalf of the Board of Directors

     The undersigned appoints either or both Thomas M. Asher or Hal I. Lieberman, as Proxy, with the power to appoint their respective substitutes, and authorizes either or both of them to represent and to vote, as designated below, all the shares of Common Stock of HemaCare Corporation held of record by the undersigned on April 17,1996 at the adjourned Annual Meeting of Shareholders to be reconvened on July 19, 1996 or any adjournment or postponement thereof.

1.   ELECTION OF OFFICERS                          For       Withhold authority

     All nominees listed below with authority to   / /               / /
     cumulate votes
     (except as marked to the contrary below)

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY to vote for any individual nominee, mark the box next to the nominee's name below.)

        / /    THOMAS M. ASHER      / /    HAL I. LIEBERMAN
        / /    GLENN W. BARTLETT    / /    JON B. VICTOR

2.   PROPOSAL TO APPROVE THE COMPANY'S 1996 STOCK INCENTIVE PLAN

            / /   FOR      / /   AGAINST       / /   ABSTAIN

     In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

                      (Continued and to be signed on back)

     This proxy, when properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                               Dated:.................., 1996

                                               ______________________________

                                               ______________________________
                                                 (Signature if jointly held)

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                            USING THE ENCLOSED ENVELOPE.